SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

ITEX Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 160th Avenue SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At our Annual Meeting of Stockholders held on December 13, 2013, the stockholders of ITEX Corporation voted as follows on the matters presented for a vote.

1.	The nominees for election to the Board of Directors were elected to hold office until the 2014 annual meeting of shareholders and until their successors are duly elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric Best	1,220,516	34,334	1,314,064
Kevin Callan	1,220,516	34,334	1,314,064
Timothy Morones	1,220,516	34,334	1,314,064
John A. Wade	1,220,516	34,334	1,314,064
Steven White	1,220,516	34,334	1,314,064

2.	The proposal to approve, on a non-binding advisory basis, the compensation paid by ITEX to its named executive officers was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,201,914	50,582	2,354	1,314,064

3.	The proposal to select, on a non-binding advisory basis, the preferred frequency (whether every 1 year, 2 years, or 3 years) for the advisory vote on executive officer compensation received the following votes:

1 Year	2 Years	3 Years	Votes Abstained
362,473	2,429	888,738	1,210

4.	The proposal to approve the 2014 Equity Incentive Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,007,510	116,606	130,734	1,314,064

5.	The proposal to approve an extension of the Stockholder Rights Plan was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,012,584	112,252	130,014	1,314,064

6.	The proposal to ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for fiscal year 2014 was approved based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,557,806	10,043	1,065	--

In connection with the Annual Meeting, the Board of Directors recommended that stockholders select every one year as the preferred frequency for the advisory vote on named executive officer compensation. However, a majority of the shares that voted at the Annual Meeting on the frequency of future advisory votes on executive compensation voted for the Company to hold such advisory votes every three years. Following the Annual Meeting, in light of the outcome of the stockholder vote and other relevant factors, the Board of Directors determined that the frequency favored by stockholders would be adopted as the Company’s frequency, and adopted a resolution providing that a non-binding, advisory vote on named executive officer compensation would be held every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)
Date: December 13, 2013
	By:	/s/ Steven White
Steven White Chief Executive Officer